Exhibit 10.38

SHARED COLLATERAL PLEDGE AGREEMENT

SHARED COLLATERAL PLEDGE AGREEMENT, dated as of April 24, 2008 (this “Pledge Agreement”), made by and between THE PMI GROUP, INC., a Delaware corporation (the “Pledgor”), and U.S. BANK NATIONAL ASSOCIATION, as collateral agent (together with any successor in such capacity, the “Collateral Agent”) for the Secured Parties.

WHEREAS, the Pledgor has entered into a Revolving Credit Agreement, dated as of October 24, 2006 (as amended, restated, supplemented, refinanced or replaced from time to time, the “Credit Agreement”), with Bank of America, N.A., as Administrative Agent (in such capacity, together with its successors and assigns in such capacity, the “Credit Facility Agent”) and the lenders from time to time party thereto (the “Credit Facility Lenders”), pursuant to which the Credit Facility Agent and the Credit Facility Lenders have agreed to make loans and provide other extensions of credit to the Pledgor from time to time, subject to the terms and conditions set forth in the Credit Agreement;

WHEREAS, the Pledgor has entered into an Indenture, dated as of November 3, 2003 (as amended, restated, modified or otherwise supplemented from time to time, the “Indenture”), with The Bank of New York, as trustee (in such capacity, together with its successors and assigns in such capacity, the “Notes Trustee”), pursuant to which the Pledgor issued its 6% Senior Notes due 2016, its 6.625% Senior Notes due 2036 and its 5.568% Senior Notes due 2008 and may from time to time issue additional notes, subject to the terms and conditions set forth in the Indenture;

WHEREAS, contemporaneously with the execution and delivery of this Pledge Agreement, the Collateral Agent, the Credit Facility Agent and the Pledgor have entered into a Collateral Agency Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agency Agreement”), pursuant to which the Collateral Agent has agreed to act as collateral agent on behalf of the Secured Parties, subject to the terms and conditions set forth therein;

WHEREAS, as required under the terms of the Credit Agreement and the Indenture, this Pledge Agreement is being made by the Pledgor in favor of the Collateral Agent, for the benefit of the Secured Parties, to secure the payment and performance of the Secured Obligations; and

WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Collateral Agency Agreement.

NOW, THEREFORE, in consideration of the premises set forth herein and in the Credit Facility Documents and the Indenture, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby agrees with the Collateral Agent for the benefit of the Secured Parties as follows:

1. Pledge. As collateral security for the prompt and complete payment, performance and observance of all present and future Secured Obligations, whether at stated maturity, by acceleration or otherwise (including, without limitation, all interest thereon, whether accruing prior or subsequent to the commencement of a bankruptcy or similar proceeding involving the Pledgor as a debtor and whether or not such interest is an allowed claim in any such proceeding), the Pledgor hereby assigns, transfers and pledges to the Collateral Agent, for the benefit of the Secured Parties, and grants to the Collateral Agent, for the benefit of the Secured Parties, a first priority security interest in the collateral described in paragraph 2 below (collectively, the “Pledged Collateral”).

2. Description of Pledged Collateral. (a) The Pledged Collateral is described as follows and on any separate schedules at any time furnished by the Pledgor to the Collateral Agent (which schedules are hereby deemed part of this Pledge Agreement):

(i) all right, title and interest of the Pledgor as a shareholder in (x) PMI Mortgage Insurance Co., an Arizona corporation (“PMI Insurance”), and (y) all shares of stock, certificates, instruments or other documents evidencing or representing the same, all of which are listed on Schedule 1 annexed hereto (the “Initial Pledged Securities”);

(ii) all right, title and interest of the Pledgor in and to all present and future payments, proceeds, dividends, distributions, instruments, compensation, interests and rights with respect to the Pledged Collateral, and all monies due or to become due and payable to the Pledgor with respect to the Pledged Collateral or otherwise paid, issued or distributed from time to time in respect of or in exchange therefor, and any certificate, instrument or other document evidencing or representing the same (including, without limitation, all proceeds of dissolution or liquidation); and

(iii) all proceeds of every kind and nature, including proceeds of proceeds, of any and all of the foregoing (including, without limitation, proceeds which constitute property of the type described above).

(b) The shares of stock, certificates, instruments or other documents evidencing or representing the foregoing shall be collectively referred to herein as the “Pledged Securities”.

3. Delivery of Certificates, Instruments, Etc.

(a) The Pledgor shall deliver to the Collateral Agent:

(i) all Initial Pledged Securities concurrently with the execution and delivery of this Pledge Agreement, and

(ii) all other Pledged Securities within two (2) days after the Pledgor’s receipt thereof.

(b) All Pledged Securities which are certificated securities shall be in registered form, and shall be endorsed to the Collateral Agent or accompanied by stock powers executed in blank.

(c) The Pledgor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to sign (if required) and file in any appropriate filing office, wherever located, any financing statement that contains any information required by the UCC of the applicable jurisdiction for the sufficiency or filing office acceptance of any financing statement. The Pledgor also authorizes the Collateral Agent to take any and all actions required by applicable laws in connection with any of the foregoing. The Pledgor shall provide the Collateral Agent with any information the Collateral Agent shall reasonably request in connection with any of the foregoing.

4. Registration. At any time after receipt by the Collateral Agent of written notice from the Credit Facility Agent that all Necessary Regulatory Approvals have been obtained and from time to time thereafter for so long as an Actionable Default has occurred and is continuing, the Collateral Agent may cause all or any of the Pledged Securities to be transferred to or registered in its name or the name of its nominee or nominees.

5. Representations, Warranties and Covenants of the Pledgor. The Pledgor hereby represents, warrants and covenants that:

(a) Pledged Collateral. The Pledgor is the sole holder of record and the sole beneficial owner of the Pledged Securities free and clear of any Lien thereon or affecting the title thereto, except the Lien created hereunder and any restrictions on transfer arising under insurance laws applicable to PMI Insurance.

(b) Place of Perfection; Records; Etc. The jurisdiction of incorporation of the Pledgor is the state of Delaware, and the Pledgor will not (i) change said jurisdiction of incorporation, unless it has provided the Collateral Agent, the Credit Facility Agent and the Notes Trustee with at least ten (10) days prior written notice thereof, (ii) merge or consolidate with any person, except as permitted under the Credit Agreement and the Indenture, (iii) change its type of organization, except as permitted under the Credit Agreement and the Indenture or (iv) change its name unless it has provided the Collateral Agent, the Credit Facility Agent and the Notes Trustee with at least thirty (30) days prior written notice thereof.

(c) Sale or Other Disposition of Pledged Collateral. Except as otherwise permitted under Section 6(b), the Pledgor will not assign (by operation of law or otherwise), sell, lease, transfer, pledge or grant a Lien on the Pledged Collateral in favor of any Person other than the Collateral Agent or otherwise dispose of or abandon, nor will it suffer or permit any of the same to occur with respect to, any Pledged Collateral, and the inclusion of “proceeds” of the Pledged Collateral under the security interest granted herein shall not be deemed a consent by the Collateral Agent or any other Secured Party to any sale or other disposition of any Pledged Collateral.

(d) Percentage of Outstanding Equity. The Pledged Collateral constitutes, and, so long as this Pledge Agreement remains in effect will continue to constitute, all of the issued and outstanding equity interests of PMI Insurance.

(e) [reserved]

(f) Due Authorization, Etc., of Stock. The Pledged Securities have been duly authorized and validly issued and are fully paid and non-assessable (subject to Section 11 of the Constitution of the State of Arizona) and are not subject to any options to purchase or similar rights of any Person.

(g) Authority; Binding Obligation. The Pledgor has the right and requisite corporate authority to pledge, assign, deliver and set over the Pledged Collateral to the Collateral Agent as provided herein. This Pledge Agreement and the Collateral Agency Agreement have been duly authorized, executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with their terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(h) Required Consents. Except as may be required in connection with any disposition of any portion of the Pledged Collateral by laws affecting the offering and sale of securities generally and the filing of a uniform commercial code financing statement in the form annexed hereto as Exhibit A in the office of the Secretary of State of the State of Delaware, (i) no consent of any Person (including, without limitation, any shareholders, partners or creditors of the Pledgor) and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with any Governmental Authority is required to be made or obtained by the Pledgor in connection with (a) the execution or delivery by the Pledgor, validity or enforceability against the Pledgor, or the performance by the Pledgor of, this Pledge Agreement and the Collateral Agency Agreement, (b) the creation or maintenance by the Pledgor of the security interest created hereby or the perfection thereof (including the first priority nature of such security interest) except as provided under applicable law with respect to the filing of continuation statements or amendments to financing statements and (ii) other than the receipt of all Necessary Regulatory Approvals (before taking any action that requires such approvals), no consent of any Person (including, without limitation, any shareholders, partners or creditors of the Pledgor) and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with any Governmental Authority is required to be made or obtained by the Pledgor in connection with the exercise by the Collateral Agent of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Pledged Collateral pursuant to this Pledge Agreement.

(i) Nature of Security Interest. Upon the delivery of the Pledged Securities to the Collateral Agent and the filing of a uniform commercial code financing statement in the form annexed hereto as Exhibit A in the office of the Secretary of State of the State of Delaware, the pledge of the Pledged Collateral pursuant to this Pledge Agreement creates a valid and perfected first priority security interest in favor of the Collateral Agent for the benefit of the Secured Parties in the Pledged Collateral, securing the prompt and complete payment, performance and observance of the Secured Obligations, subject to no other Lien.

(j) Modification of Agreements. It will not, without the prior written consent of the Collateral Agent, execute any document or instrument or, without limitation of paragraph 6 hereof, take any other action of any kind which may, in the reasonable judgment of the Collateral Agent, impair the benefits of the Secured Parties set forth in or arising under this Pledge Agreement.

(k) Further Assurances. It will, at its sole cost and expense, perform all acts and promptly execute, acknowledge and deliver all such documents and instruments and take all such actions, in each case, reasonably requested by the Collateral Agent from time to time to evidence, perfect, maintain or enforce the Collateral Agent’s first priority security interest granted herein or otherwise in furtherance of the provisions of this Pledge Agreement.

6. Voting Rights and Certain Payments Prior to Default. So long as no Actionable Default shall have occurred and be continuing and at all times prior to the receipt by the Collateral Agent of written notice from the Credit Facility Agent that all Necessary Regulatory Approvals have been obtained, the Pledgor shall be entitled:

(a) to retain and exercise, as it shall think fit (but in a manner not inconsistent with the terms hereof, the Credit Facility Documents, the Indenture Documents or the Secured Obligations) the voting power with respect to the Pledged Collateral, and to the extent the Pledged Collateral becomes registered in the name of the Collateral Agent or its nominee, the Collateral Agent shall execute or cause to be executed from time to time, at the expense of the Pledgor, such proxies or other instruments in favor of the Pledgor or its nominee, in such form and for such purposes as shall be reasonably required by the Pledgor and shall be specified in a written request therefor, to enable it to exercise such voting power with respect to the Pledged Collateral; provided, however, that the Pledgor shall not exercise or shall refrain from exercising any such voting power if it has been notified by the Collateral Agent that, in the Collateral Agent’s judgment, such action would have a material adverse effect on the benefits of the Secured Parties set forth in or arising under this Pledge Agreement; and

(b) except as otherwise provided in paragraphs 7 and 8 hereof, to receive and retain for its own account any and all payments, proceeds, dividends, distributions, monies, compensation, property, assets, instruments or rights to the extent such are permitted pursuant to the terms of the Credit Facility Documents and the Indenture Documents, other than (i) dividends or distributions or returns of capital, in each case, received upon a Liquidation (as hereinafter defined), or stock dividends or distributions or (ii) dividends or distributions or other amounts payable under or in connection with any recapitalization or restructuring (the dividends, distributions and amounts in this clause (ii) being “Extraordinary Payments”), paid, issued or distributed from time to time in respect of the Pledged Collateral.

7. Extraordinary Payments and Distributions. (a) In case, upon the dissolution or Liquidation of PMI Insurance (or its successors), any sum shall be paid or payable as a liquidating dividend or distribution or return of capital or otherwise upon or with respect to any of the Pledged Securities or, in the event any other Extraordinary Payment is paid or payable, then and in any such event, such sum shall be paid over or delivered to the Collateral Agent promptly, and in any event within five (5) Business Days after receipt thereof, to be held by the Collateral Agent as additional collateral hereunder. For purposes of Sections 6 and 7 of this Pledge Agreement, “Liquidation” means, as to any Person, a sale or other disposition of all or substantially all of such Person’s assets.

(b) In case any stock dividend or distribution payable in additional Pledged Collateral shall be declared with respect to any of the Pledged Collateral, or any shares of stock or fractions thereof or other equity interests shall be issued pursuant to any stock split or other transaction involving any of the Pledged Collateral, or any distribution of capital shall be made on any of the Pledged Collateral, or any shares, obligations or other property shall be distributed upon or with respect to the Pledged Collateral, in each case pursuant to a recapitalization or reclassification of the capital of the issuer thereof, or pursuant to the dissolution, Liquidation, bankruptcy or reorganization of such issuer, or to the merger or consolidation of such issuer with or into another entity, the shares, obligations or other property so distributed shall be delivered to the Collateral Agent promptly, and in any event within five (5) Business Days after receipt thereof, to be held by the Collateral Agent as additional collateral hereunder subject to the terms of this Pledge Agreement, and all of the same shall constitute Pledged Collateral for all purposes hereof.

8. Voting Rights and Certain Payments After an Actionable Default. (a) Upon the occurrence and for so long as an Actionable Default is continuing and upon the receipt by the Collateral Agent of written notice from the Credit Facility Agent that all Necessary Regulatory Approvals have been obtained, all rights of the Pledgor to exercise or refrain from exercising the voting, managerial and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph 6(a) hereof and to receive the payments, proceeds, dividends, distributions, monies, compensation, property, assets, instruments or rights which it would otherwise be authorized to receive and retain pursuant to paragraph 6(b) shall, upon receipt by the Pledgor or written notice from the Collateral Agent, (which notice shall be deemed to have been given in the case of a bankruptcy of the Pledgor) cease, and thereupon the Collateral Agent shall be entitled to exercise all voting power and other rights, powers and privileges with respect to the Pledged Securities and the other Pledged Collateral and to receive and retain, as additional collateral hereunder, any and all payments, proceeds, dividends, distributions, monies, compensation, property, assets, instruments or rights at any time declared or paid upon or in respect of any of the Pledged Collateral. The failure on the part of the Collateral Agent to give any notice to the Pledgor prior to the exercise of any voting power or other rights, powers or privileges with respect to the Pledged Collateral shall not affect the Collateral Agent’s rights under this paragraph 8.

(b) All payments, proceeds, dividends, distributions, monies, compensation, property, assets, instruments or rights which are received by the Pledgor contrary to the provisions of subparagraph (a) above shall be received and held in trust for the benefit of the Collateral Agent, shall be segregated by the Pledgor from other funds of the Pledgor and shall be forthwith paid over to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary indorsement).

9. Application of Cash Collateral. Any cash received and retained by the Collateral Agent as additional collateral hereunder pursuant to the foregoing provisions may, at any time and from time to time, be applied by the Collateral Agent in the manner set forth in Section 2.4 of the Collateral Agency Agreement.

10. Expenses. The Pledgor will upon demand pay the Collateral Agent and its Affiliates and agents for any and all reasonable documented out-of-pocket costs, sums, and expenses which such Persons may pay or incur pursuant to the provisions of this Pledge Agreement or in enforcing the Secured Obligations, the Pledged Collateral or the security interest granted hereunder, including, but not limited to, all filing or recording fees, court costs, collection charges, travel expenses, telephone fees, duplicating fees and reasonable attorneys’ fees and expenses. Such expenses shall include, without limitation, any such costs paid or incurred by the Collateral Agent in connection with any waivers, amendments, modifications, extensions, renewals or renegotiations. All of the foregoing shall be part of the Secured Obligations and be payable on demand.

11. Remedies. (a) Upon the occurrence and for so long as an Actionable Default is continuing and subject to the receipt by the Collateral Agent of written notice from the Credit Facility Agent that all Necessary Regulatory Approvals have been obtained, the Collateral Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC at that time (whether or not applicable to the affected Pledged Collateral) and may also, without obligation to resort to other security, at any time and from time to time sell, resell, assign and deliver, in its sole discretion, all or any of the Pledged Collateral, in one or more parcels at the same or different times, and all right, title and interest, claim and demand therein and right of redemption thereof, on any securities exchange on which any Pledged Collateral or any of them may be listed, or at public or private sale, for cash, upon credit or for future delivery, and in connection therewith the Collateral Agent may grant options, the Pledgor hereby waiving and releasing any and all equity and right of redemption.

(b) If any of the Pledged Collateral is sold by the Collateral Agent upon credit or for future delivery, the Collateral Agent shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, the Collateral Agent may resell such Pledged Collateral. In no event shall the Pledgor be credited with any part of the proceeds of sale of any Pledged Collateral until cash payment thereof has actually been received by the Collateral Agent.

(c) Subject to the receipt of all Necessary Regulatory Approvals (before taking any action that requires such approvals), the Collateral Agent or any other Secured Party may purchase any Pledged Collateral at any public sale and, if any Pledged Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely distributed standard price quotations, the Collateral Agent or any other Secured Party may purchase such Pledged Collateral at private sale, free from any right of redemption, which is hereby waived and released to the extent permitted by applicable law, and in each case may make payment therefor by any means, including, without limitation, by release or discharge of Secured Obligations in lieu of cash payment.

(d) The Collateral Agent shall apply the cash proceeds actually received from any sale or other disposition of the Pledged Collateral to the payment of the Secured Obligations as provided in Section 2.4 of the Collateral Agency Agreement. The Pledgor shall remain liable for any deficiency with respect to the Secured Obligations, which shall bear interest and be payable at the interest rate applicable to such Secured Obligations at such time. The rights of the Pledgor to receive any surplus, if any, shall be subject to any duty of the Collateral Agent imposed by law to the holder of any subordinate security interest in the Pledged Collateral known to the Collateral Agent. Nothing contained herein shall be construed as requiring the Collateral Agent to take any such action at any time.

(e) The Pledgor recognizes that the Collateral Agent may be unable to effect a public sale of all or part of the Pledged Collateral consisting of securities by reason of certain prohibitions contained in the Securities Act of 1933, or in applicable Blue Sky or other state securities laws, as now or hereafter in effect, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor agrees that any such Pledged Collateral sold at any such private sale may be sold at a price and upon other terms less favorable to the seller than if sold at public sale and that each such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall have no obligation to delay the sale of any such securities for the period of time necessary to permit such securities to be registered for public sale under the Securities Act of 1933, even if the issuer of such securities would agree to register such securities for public sale under the Securities Act of 1933. The Pledgor agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

(f) Except for any notices or advertisements required by applicable law or required in order to obtain a Necessary Regulatory Approval, in each case which are not permitted to be waived, no demand, advertisement or notice, all of which are hereby expressly waived, shall be required in connection with any sale or other disposition of any part of the Pledged Collateral which threatens to decline speedily in value or which is of a type customarily sold on a recognized market; otherwise the Collateral Agent shall give the Pledgor at least ten days’ prior notice of the time and place of any public sale and of the time after which any private sale or other disposition is to be made, which notice the Pledgor agrees is reasonable, all other demands, advertisements and notices being hereby waived except as set forth above.

(g) The Collateral Agent shall not be obligated to make any sale of Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of sale may have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.

(h) The Pledgor agrees to the maximum extent permitted by applicable law that following the occurrence and during the continuance of an Actionable Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Pledge

Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and the Pledgor waives the benefit of all such laws to the extent it lawfully may do so. The Pledgor agrees that it will not interfere with any right, power and remedy of the Collateral Agent provided for in this Pledge Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Collateral Agent of any one or more of such rights, powers or remedies. No failure or delay on the part of the Collateral Agent to exercise any such right, power or remedy and no notice or demand which may be given to or made upon the Pledgor by the Collateral Agent with respect to any such remedies shall operate as a waiver thereof, or limit or impair the Collateral Agent’s right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against the Pledgor in any respect.

(i) Upon the occurrence and for so long as an Actionable Default is continuing, the Pledgor shall cause PMI Insurance to permit any representatives designated by the Collateral Agent (at the direction of the Credit Facility Agent) to visit and inspect any of its properties, to examine and make extracts from its books and records, and to discuss its business, operations, finances and condition with its senior officers and independent certified public accountants in each case upon three (3) Business Days prior written notice and at reasonable times.

(j) The Pledgor agrees that its failure to perform the obligations provided by this Section 11 and other similar provisions of this Pledge Agreement will result in irreparable injury to the Secured Parties for which there is no adequate remedy at law and that it will not be possible to measure damages for such injuries precisely. Accordingly, the Collateral Agent shall, in addition to any other claims or actions for damages or other remedies, be entitled to seek specific performance, injunction or other equitable remedies in connection with any breach or violation by the Pledgor of this Section 11 and other similar provisions of this Pledge Agreement.

(k) The remedies provided herein in favor of the Collateral Agent shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other remedies in favor of the Collateral Agent existing at law or in equity.

12. Collateral Agent Appointed Attorney-in-Fact. (a) To effectuate the terms and provisions hereof, the Pledgor hereby appoints the Collateral Agent as its attorney-in-fact for the purpose, from and after the occurrence and for so long as an Actionable Default is continuing and after receipt by the Collateral Agent of written notice from the Credit Facility Agent that all Necessary Regulatory Approvals have been obtained, of carrying out the provisions of this Pledge Agreement and taking any action and executing any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof. Without limiting the generality of the foregoing, the Collateral Agent shall, from and after the occurrence and for so long as an Actionable Default is continuing, have the right and power to:

(i) receive, endorse and collect all checks and other orders for the payment of money made payable to the Pledgor representing any interest or dividend or other distribution or amount payable in respect of the Pledged Collateral or any part thereof and to give full discharge for the same, and

(ii) to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral and to exercise all rights and privileges of (or on behalf of) the owner of the Pledged Collateral, including, without limitation, all voting rights with respect to the Pledged Securities.

(b) All acts done under the foregoing authorization are hereby ratified and approved by the Pledgor and neither the Collateral Agent, any Affiliate of the Collateral Agent, any agent, any other Secured Party nor any designee or agent thereof shall be liable for any acts of commission or omission, for any error of judgment or for any mistake of fact or law except for acts of gross negligence or willful misconduct.

(c) This power of attorney, being coupled with an interest, is irrevocable until the Termination Date has occurred.

13. Collateral Agent’s Duties; Reasonable Care. (a) The Collateral Agent shall have the duty to exercise reasonable care in the custody and preservation of any Pledged Collateral in its possession, which duty shall be fully satisfied if the Collateral Agent maintains safe custody of such Pledged Collateral and, with respect to any calls, conversions, exchanges, redemptions, offers, tenders or similar matters relating to any such Pledged Collateral (herein called “Events”),

(i) the Collateral Agent exercises reasonable care to ascertain the occurrence and to give reasonable notice to the Pledgor of any Events applicable to any Pledged Securities which are registered and held in the name of the Collateral Agent or its nominee,

(ii) the Collateral Agent gives the Pledgor reasonable notice of the occurrence of any Events, of which the Collateral Agent has received actual knowledge, as to any securities which are in bearer form or are not registered and held in the name of the Collateral Agent or its nominee (the Pledgor agreeing to give the Collateral Agent reasonable notice of the occurrence of any Events applicable to any securities in the possession of the Collateral Agent of which the Pledgor has received knowledge), and

(iii) in the exercise of its sole discretion (x) the Collateral Agent endeavors to take such action with respect to any of the Events as the Pledgor may reasonably and specifically request in writing in sufficient time for such action to be evaluated and taken or (y) if the Collateral Agent determines that the action requested might adversely affect the value of the Pledged Collateral as collateral, the collection of the Secured Obligations, or otherwise prejudice the interests of the Collateral Agent or any Secured Party, the Collateral Agent gives reasonable notice to the Pledgor that any such requested action will not be taken and if the Collateral Agent makes such determination or if the Pledgor fails to make such timely request, the Collateral Agent takes such other action as it deems advisable in the circumstances.

(b) Except as hereinabove specifically set forth, the Collateral Agent shall have no further obligation to ascertain the occurrence of, or to notify the Pledgor with respect to, any Events and shall not be deemed to assume any such further obligation as a result of the establishment by the Collateral Agent of any internal procedures with respect to any securities in its possession, nor shall the Collateral Agent be deemed to assume any other responsibility for, or obligation or duty with respect to, any Pledged Collateral, or its use, of any nature or kind, or any matter or proceedings arising out of or relating thereto, including, without limitation, any obligation or duty to take any action to collect, preserve or protect its or the Pledgor’s rights in the Pledged Collateral or against any prior parties thereto, but the same shall be at the Pledgor’s sole risk and responsibility at all times.

(c) The Pledgor hereby releases the Collateral Agent and the Secured Parties from any claims, causes of action and demands at any time arising out of or with respect to this Pledge Agreement, the Pledged Collateral and/or any actions taken or omitted to be taken by the Collateral Agent or the Secured Parties with respect thereto (except such claims, causes of action and demands arising from the gross negligence or willful misconduct of the Collateral Agent or the Secured Parties) and the Pledgor hereby agrees to hold the Collateral Agent and the Secured Parties harmless from and with respect to any and all such claims, causes of action and demands (except such claims, causes of action and demands arising from the gross negligence or willful misconduct of the Collateral Agent or the Secured Parties).

14. Rights and Remedies Not Waived. The Collateral Agent’s prior recourse to any Pledged Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Secured Obligations. No act, omission or delay by the Collateral Agent or any other Secured Party shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Collateral Agent of any default hereunder or right or remedy which it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.

15. Collateral Agent May Perform. If the Pledgor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Pledgor pursuant to the terms of paragraph 10 hereof.

16. SETOFF; WAIVER OF JURY TRIAL AND SETOFF; CONSENT TO JURISDICTION, ETC. (a) IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS PLEDGE AGREEMENT OR ANY OTHER SECURITY DOCUMENT, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT TO THIS PLEDGE AGREEMENT OR ANY OTHER SECURITY DOCUMENT, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING, BETWEEN THE PLEDGOR ON THE ONE HAND AND THE COLLATERAL AGENT, THE NOTES TRUSTEE, THE CREDIT FACILITY AGENT, OR ANY ONE OR MORE OF THE SECURED PARTIES ON THE OTHER HAND, THE PLEDGOR HEREBY, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, (i) WAIVES THE RIGHT TO INTERPOSE ANY SETOFF, RECOUPMENT, COUNTERCLAIM OR CROSS-CLAIM IN CONNECTION WITH ANY SUCH LEGAL ACTION OR PROCEEDING,

IRRESPECTIVE OF THE NATURE OF SUCH SETOFF, RECOUPMENT, COUNTERCLAIM OR CROSS-CLAIM, UNLESS SUCH SETOFF, RECOUPMENT, COUNTERCLAIM OR CROSS-CLAIM COULD NOT, BY REASON OF ANY APPLICABLE FEDERAL OR STATE PROCEDURAL LAWS, BE INTERPOSED, PLEADED OR ALLEGED IN ANY OTHER ACTION AND (ii) WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LEGAL ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES (AND ONLY ACTUAL DAMAGES IF AND TO THE EXTENT DETERMINED IN A FINAL ORDER OF A COURT OF COMPETENT JURISDICTION, WHICH IS NO LONGER SUBJECT TO APPEAL TO HAVE RESULTED FROM SUCH OTHER PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT).

(b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS PLEDGE AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS PLEDGE AGREEMENT, THE PLEDGOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE PLEDGOR IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS PLEDGE AGREEMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING: (1) THE COLLATERAL AGENT SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE PLEDGOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE COLLATERAL AGENT DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON ANY SECURITY FOR THE SECURED OBLIGATIONS AND (2) THE PLEDGOR ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

(c) THE PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE PLEDGOR AT ITS ADDRESS SET FORTH IN SECTION 18 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

(d) NO PROVISION OF THIS PLEDGE AGREEMENT OR ANY OTHER SECURITY DOCUMENT SHALL LIMIT THE RIGHT OF THE COLLATERAL AGENT, THE NOTES TRUSTEE, THE CREDIT FACILITY AGENT OR OTHER SECURED PARTY TO EXERCISE SELF-HELP REMEDIES SUCH AS SETOFF OR OBTAINING PROVISIONAL OR ANCILLARY REMEDIES FROM A COURT OF COMPETENT JURISDICTION BEFORE, AFTER, OR DURING THE PENDENCY OF ANY ARBITRATION OR OTHER PROCEEDING. THE EXERCISE OF A REMEDY DOES NOT WAIVE THE RIGHT OF ANY PARTY TO RESORT TO ARBITRATION OR REFERENCE.

(e) THE PLEDGOR HEREBY WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS PLEDGE AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE PLEDGOR HEREBY AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PLEDGOR HEREBY FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS PLEDGE AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS PLEDGE AGREEMENT.

(f) THE PLEDGOR AGREES THAT THIS PARAGRAPH 16 IS A SPECIFIC AND MATERIAL ASPECT OF THIS PLEDGE AGREEMENT AND ACKNOWLEDGES THAT THE SECURED PARTIES WOULD NOT EXTEND TO THE PLEDGOR ANY FINANCIAL ACCOMMODATIONS IF THIS PARAGRAPH 16 WERE NOT PART OF THIS PLEDGE AGREEMENT.

17. Admissibility of Pledge Agreement. The Pledgor agrees that any copy of this Pledge Agreement signed by the Pledgor and transmitted by telecopier for delivery to the Collateral Agent shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence.

18. Address for Notices. All notices, requests, demands and other communications provided for hereunder shall be in writing (unless otherwise expressly provided herein) and mailed, telegraphed, telexed, telecopied, cabled or delivered, if to the Pledgor, at the address specified below its signature below; and if to the Collateral Agent, at its address specified below its signature below or, at such other address as shall be designated by any party in a written notice to the other parties hereto. All notices and communications given by a telecommunications device shall be capable of creating a written record of confirmation receipt. All such notices and communications shall be mailed, telegraphed, telexed, telecopied or cabled or sent by overnight courier or personal delivery, and shall be effective when received.

19. Terms. All terms defined in the UCC and used herein shall have the meanings as defined in the UCC, unless the context otherwise requires.

20. Amendments and Modification. Except in accordance with Section 2.8 of the Collateral Agency Agreement, no provision hereof shall be amended, supplemented or otherwise modified, altered, waived or limited.

21. Continuing Security Interest; Assignments. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the date (the “Termination Date”) on which all Liens created hereunder are released by the Collateral Agent in accordance with Section 2.2(a) of the Collateral Agency Agreement, (ii) be binding upon and inure to the benefit of, and be enforceable by, the Pledgor and its successors and assigns, and (iii) be binding upon and inure to the benefit of, and be enforceable by, the Collateral Agent and its successors, transferees and assigns.

22. Payments As Secured Obligations. All amounts payable from time to time by the Pledgors hereunder shall constitute part of the Secured Obligations.

23. Governance of Collateral Agency Agreement. The parties hereto agree that to the extent any provisions herein conflict with the Collateral Agency Agreement, the provisions of the Collateral Agency Agreement shall control.

24. Counterparts. This Pledge Agreement may be executed by the parties hereto individually or in any combination, in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same agreement.

25. Captions; Separability. The captions of the various sections and paragraphs of this Pledge Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Pledge Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Pledge Agreement.

26. Security Interest Absolute. All rights of the Collateral Agent and security interests hereunder, and all of the obligations of the Pledgor hereunder, shall be absolute and unconditional, irrespective of:

(i) the lack of validity or enforceability of any Credit Facility Document, any Indenture Document, any other Security Document, any particular Secured Obligation or any other agreement or instrument relating thereto;

(ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any Credit Facility Document, any Indenture Document, any other Security Document or any other agreement or instrument relating thereto;

(iii) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations; or

(iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor or a third party grantor of a security interest or Lien.

27. Termination; Release On the Termination Date, this Pledge Agreement shall terminate and the Collateral Agent, at the written request and expense of the Pledgor, will promptly execute and deliver to such Pledgor a proper instrument or instruments (including Uniform Commercial Code Termination statements on form UCC-3) acknowledging the satisfaction and termination of this Pledge Agreement, and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Pledged Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Pledge Agreement.

28. Governing Law. This Pledge Agreement will be governed by, and construed in accordance with, the laws of the State of New York.

29. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Pledge Agreement. In the event an ambiguity or question of intent or interpretation arises, this Pledge Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any provisions of this Pledge Agreement.

30. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Pledge Agreement which are valid.

31. Schedules. The Collateral Agent is authorized to annex hereto any schedules referred to herein.

32. Acknowledgment of Receipt. The Pledgor acknowledges receipt of a copy of this Pledge Agreement.

IN WITNESS WHEREOF, the Pledgor has duly executed or caused this Pledge Agreement to be duly executed in the State of New York as of the date first above set forth.

THE PMI GROUP, INC.

By:	/s/ Donald P. Lofe, Jr.
Name:
Title:

Address:

3003 Oak Road
Walnut Creek, CA 94597-2098
Attention: Chief Financial Officer
Telephone: (925) 658-6530
Telecopier: (925) 658-6519

with copies to:

Treasurer
Telephone: (925) 658-6204
Telecopier: (925) 658-6727

and

General Counsel
Telephone: (925) 658-6384
Telecopier: (925) 658-6175

Accepted and Agreed:

U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/
Name:
Title:

Address:

60 Livingstone Avenue
St. Paul, MN 55107
Attention: Molly K. Beane
Telephone: (651) 495-3905
Telecopier: (651) 495-8098

[PLEDGE AGREEMENT]

Schedule 1

to

Pledge Agreement

Stock Issuer	Class of Stock	Stock Certificate No(s).	Par Value	Number of Shares	Percentage of Outstanding Shares
PMI Mortgage Insurance Co.	Common Stock	3	$40.00/share	50,000	100%